UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

 Pursuant To Section 13 OR 15(d) Of TheSecurities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 22, 2013

INFRAX SYSTEMS, INC.

(Exact name of registrant as specified in charter)

Nevada	000-52488	20-2583185
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Infrax Systems, Inc. 3637 Fourth Street North. Suite 330 St. Petersburg, Florida		33704
(Address of principal executive offices)		(Zip Code)

727-498-8514

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 8.01. Other Events

Infrax Systems, Inc., a global provider of unified Smart Grid-related products and services for the Energy and Utility industries, announced today the following;

The board of directors of Infrax Systems has approved a special class Series B2 Convertible Preferred Stock as dividend to its shareholders to honor and reward their investment in the Company. The approved Convertible Preferred Stock will have the following designations:

1) Non-Dilutive,

2) Possible Yearly Dividend,

3) Registration Rights,

4) and other rights associated with Preferred Shares (please see below).

The number of Preferred Shares as dividend will depend on your amount of investment and will be based on a Record Date. The Record Date and the process of the distribution of the dividend will be provided through a PR shortly.

Series B2 Convertible Preferred Stock will have the following designations;

1.2. DIVIDENDS.

The holders of Series B-2 Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors, in its sole discretion.

1.3. LIQUIDATION RIGHTS.

Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any stock ranking junior to the Series B-2 Preferred Stock, the holders of the Series B-2 Preferred Stock shall be entitled to be paid out of the assets of the Corporation an amount equal to $1.00 per share or, in the event of an aggregate subscription by a single subscriber for Series B-2 Preferred Stock in excess of $100,000, $0.997 per share (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) (the "Preference Value"), plus all declared but unpaid dividends, for each share of Series B-2 Preferred Stock held by them. After the payment of the full applicable Preference Value of each share of the Series B-2 Preferred Stock as set forth herein, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Corporation's Common Stock.

1.4. CONVERSION AND ANTI-DILUTION.

(a) Each share of Series B-2 Preferred Stock shall be convertible at par value $0.001 per share (the “Series B-2 Preferred”), at any time, and/or from time to time, into the number of shares of the Corporation's common stock, par value $0.001 per share (the "Common Stock") equal to the price of the Series B-2 Preferred Stock as stated in 2.6 of the Bylaws, divided by the par value of the Series B-2 Preferred, subject to adjustment as may be determined by the Board of Directors from time to time (the "Conversion Rate"). For example, assuming a $50 price per share of Series B-2 Preferred Stock, and a par value of $0.001 per share for Series B-2 Preferred each share of Series B-2 Preferred Stock would be convertible into 50,000 shares of Common Stock. Such conversion shall be deemed to be effective on the business day (the "Conversion Date") following the receipt by the Corporation of written notice from the holder of the Series B-2 Preferred Stock of the holder's intention to convert the shares of Series B-2 Stock, together with the holder's stock certificate or certificates evidencing the Series B-2 Preferred Stock to be converted.

(b) Promptly after the Conversion Date, the Corporation shall issue and deliver to such holder a certificate or certificates for the number of full shares of Common Stock issuable to the holder pursuant to the holder's conversion of Series B-2 Preferred Shares in accordance with the provisions of this Section. The stock certificate(s) evidencing the Common Stock shall be issued with a restrictive legend indicating that it was issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and that it cannot be transferred unless it is so registered, or an exemption from registration is available, in the opinion of counsel to the Corporation. The Common Stock shall be issued in the same name as the person who is the holder of the Series B-2 Preferred Stock unless, in the opinion of counsel to the Corporation, such transfer can be made in compliance with applicable securities laws. The person in whose name the certificate(s) of Common Stock are so registered shall be treated as a holder of shares of Common Stock of the Corporation on the date the Common Stock certificate(s) are so issued.

All shares of Common Stock delivered upon conversion of the Series B-2 Preferred Shares as provided herein shall be duly and validly issued and fully paid and non-assessable. Effective as of the Conversion Date, such converted Series B-2 Preferred Shares shall no longer be deemed to be outstanding and all rights of the holder with respect to such shares shall immediately terminate except the right to receive the shares of Common Stock issuable upon such conversion.

(c) The Corporation covenants that, within 30 days of receipt of a conversion notice from any holder of shares of Series B-2 Preferred Stock wherein which such conversion would create more shares of Common Stock than are authorized, the Corporation will increase the authorized number of shares of Common Stock sufficient to satisfy such holder of shares of Series B-2 submitting such conversion notice.

(d) Shares of Series B-2 Preferred Stock are anti-dilutive to reverse splits, and therefore in the case of a reverse split, are convertible to the number of Common Shares after the reverse split as would have been equal to the ratio established in Section 2.4(a) prior to the reverse split. The conversion rate of shares of Series B-2 Preferred Stock, however, would increase proportionately in the case of forward splits, and may not be diluted by a reverse split following a forward split.

1.5 VOTING RIGHTS.

Each share of Series B-2 Preferred Stock shall have one vote for any election or other vote placed before the shareholders of the Company.

1.6 PRICE.

(a) The initial price of each share of Series B-2 Preferred Stock shall be $50.

(b) The price of each share of Series B-2 Preferred Stock may be changed either through a majority vote of the Board of Directors through a resolution at a meeting of the Board, or through a resolution passed at an Action Without Meeting of the unanimous Board, until such time as a listed secondary and/or listed public market develops for the shares.

1.7 LOCK-UP RESTRICTIONS ON CONVERSION.

Shares of Series B-2 Preferred Stock may not be converted into shares of Common Stock for a period of: a) six (6) months after purchase, if the Company voluntarily or involuntarily files public reports pursuant to Section 12 or 15 of the Securities Exchange Act of 1934; or b) twelve (12) months if the Company does not file such public reports.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Infrax Systems, Inc.

/s/ Sam Talari

Sam Talari

Principal Executive Officer

Dated:  August 22, 2013